UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2024

Fidelity National Information Services, Inc.

(Exact name of registrant as specified in its charter)

Georgia	1-16427	37-1490331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

347 Riverside Avenue Jacksonville, Florida	32202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 438-6000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FIS	New York Stock Exchange
1.100% Senior Notes due 2024	FIS24A	New York Stock Exchange
0.625% Senior Notes due 2025	FIS25B	New York Stock Exchange
1.500% Senior Notes due 2027	FIS27	New York Stock Exchange
1.000% Senior Notes due 2028	FIS28	New York Stock Exchange
2.250% Senior Notes due 2029	FIS29	New York Stock Exchange
2.000% Senior Notes due 2030	FIS30	New York Stock Exchange
3.360% Senior Notes due 2031	FIS31	New York Stock Exchange
2.950% Senior Notes due 2039	FIS39	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2024, Fidelity National Information Services, Inc. (the “Company”) was notified by Ellen Alemany, a member of the Company’s Board of Directors (the “Board”), of her decision not to stand for re-election at the Company’s 2024 annual meeting of shareholders. Ms. Alemany’s choice is the result of her undertaking additional professional and philanthropic commitments, including remaining on the First Citizens Bank board of directors and joining the Executive Committee of The Center for Discovery. It is not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

The Company’s Board and management team thank Ms. Alemany for her leadership, guidance and many contributions over her ten years of service. Ms. Alemany’s deep experience and expertise in our industry have been invaluable in guiding the Company along its strategic transformation. Throughout her career, Ms. Alemany has been a trailblazer for women in the banking and financial technology industries, and the Company and Board have benefited from her leadership in this area as Chair of the Corporate Governance, Nominating and Sustainability Committee. The Company wishes Ms. Alemany all the best in her future endeavors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2024	Fidelity National Information Services, Inc. (Registrant)

	By:	/s/ Matthew Ricciardi
	Name:	Matthew Ricciardi
	Title:	Deputy General Counsel and Assistant Secretary